Exhibit 10.16

Power of Attorney

Shareholder: Xuejun Xie (“Pledgor”)

Attorney-in-fact: Beijing Ambow Online Software Co., Ltd. (“Ambow Online”)

In accordance with the Share Pledge Agreement executed by Xuejun Xie on October 31, 2009 (“Pledge Agreement”), by executing this power of attorney (the “POA”), the Pledgor hereby appoints Ambow Online as her attorney-in-fact (“Attorney-in-fact”) to (i) attend the shareholder meetings of Ambow Sihua Education and Technology Co., Ltd. (“Ambow Sihua”) and exercise all voting rights to which the Pledgor is entitled as a shareholder of Ambow Sihua, including without limitation selling, transferring, pledging, or disposing of all or any part of the Pledgor’s equity interest; (ii) sign any resolutions adopted by the Board of Ambow Sihua and any other documents requiring to be signed by the shareholders of Ambow Sihua; and (iii) nominate and appoint the legal representative, executive director and/or director, supervisor, general manager and other senior management personnel of Ambow Sihua as the Pledgor’s authorized representative.

The Attorney-in-fact shall act in good faith for the purpose of maximizing the value of the Pledged Equity (as defined in the Pledge Agreement), and its acts shall be in compliance with applicable Chinese laws and regulations in all respects. Any act performed by and any document executed by the Voting Agent hereunder shall be deemed the act performed by or the document executed by the Pledgor.

This POA shall come into effect upon the date of execution. Unless terminated as agreed, this POA shall be irrevocable and remain effective during the Term of Pledge (as defined in the Pledge Agreement).

By:	/s/ Xuejun Xie
Xuejun Xie
Date:	October 31, 2009

Power of Attorney

Shareholder: Xiaogang Feng (“Pledgor”)

Attorney-in-fact: Beijing Ambow Online Software Co., Ltd. (“Ambow Online”)

In accordance with the Share Pledge Agreement executed by Xiaogang Feng on March 4, 2010 (“Pledge Agreement”), by executing this power of attorney (this “POA”), the Pledgor hereby appoints Ambow Online as his attorney-in-fact (“Attorney-in-fact”) to (i) attend the shareholder meetings of Ambow Sihua Education and Technology Co., Ltd. (“Ambow Sihua”) and exercise all voting rights to which the Pledgor is entitled as a shareholder of Ambow Sihua, including without limitation selling, transferring, pledging, or disposing of all or any part of the Pledgor’s equity interest; (ii) sign any resolutions adopted by the Board of Ambow Sihua and any other documents requiring to be signed by the shareholders of Ambow Sihua; and (iii) nominate and appoint the legal representative, executive director and/or director, supervisor, general manager and other senior management personnel of Ambow Sihua as the Pledgor’s authorized representative.

The Attorney-in-fact shall act in good faith for the purpose of maximizing the value of the Pledged Equity (as defined in the Pledge Agreement), and its acts shall be in compliance with applicable Chinese laws and regulations in all respects. Any act performed by and any document executed by the Voting Agent hereunder shall be deemed the act performed by or the document executed by the Pledgor.

This POA shall come into effect upon the date of execution. Unless terminated as agreed, this POA shall be irrevocable and remain effective during the Term of Pledge (as defined in the Pledge Agreement).

By:	/s/ Xiaogang Feng
Xiaogang Feng
Date:	March 4, 2010